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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 26, 2019

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comScore, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-33520	54-1955550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
11950 Democracy Drive, Suite 600
Reston, Virginia 20190
(Address of Principal Executive Offices)
(Zip Code)
(703) 438-2000
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SCOR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On June 26, 2019 (the "Closing Date"), comScore, Inc. (the "Company") completed the previously announced sale of (i) 2,728,513 shares (the "Initial Shares") of the Company’s common stock, par value $0.001 per share (the "Common Stock"), at a price of $7.33 per share, and (ii) a Series A Warrant, a Series B-1 Warrant, a Series B-2 Warrant and a Series C Warrant (collectively, the "Warrants", and together with the Initial Shares, the "Securities"), for aggregate gross proceeds of $20.0 million (the "Private Placement") pursuant to a Securities Purchase Agreement, dated June 23, 2019 (the "Purchase Agreement") with CVI Investments, Inc. (the "Investor"). The issuance of the Securities pursuant to the Purchase Agreement was made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act").
The information regarding the Private Placement and the Warrants in Item 1.01 of the Form 8-K filed by the Company on June 24, 2019 is incorporated by reference into this Item 1.01. A copy of each Warrant is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Warrants incorporated by reference herein is a summary and is qualified in its entirety by reference to the complete text of the Warrants attached as exhibits hereto.
Registration Rights Agreement
In connection with the closing of the Private Placement, the Company and the Investor entered into a Registration Rights Agreement, dated June 26, 2019 (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed (i) to file a Prospectus Supplement (as defined in the Registration Rights Agreement) to the Company’s effective Registration Statement on Form S-3 (File No. 333-231778) with the Securities and Exchange Commission (the "Commission") no later than the second calendar day after the Closing Date covering the resale of all of the Registrable Securities (as defined in the Registration Rights Agreement) sold in the Private Placement to the Investor as permitted by Rule 415 of the Securities Act, provided that if the Prospectus Supplement is unavailable for such a registration, the Company shall file a Registration Statement on Form S-1, or if available, Form S-3; and (ii) to use its reasonable best efforts to have the Prospectus Supplement, and each other Registration Statement required to be filed pursuant to the Registration Rights Agreement, to be declared effective by the Commission as soon as reasonably practicable, but no later than the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement) for such Registration Statement. Subject to certain exceptions, if (i) a Registration Statement (or the initial Prospectus Supplement, as applicable) required to be filed by the Registration Rights Agreement is not filed or declared effective within the deadlines specified therein, or (ii) if thereafter, a Registration Statement is not available for use by holders of Registrable Securities for any reason, or (iii) a Registration Statement is not effective for any reason and the Company fails to satisfy the current public information requirements of Rule 144(c)(i) promulgated under the Securities Act, the Company shall pay to the holders of Registrable Securities an aggregate amount of cash equal to 2% of the Investor’s purchase price on the date of such failure and thereafter on every 30-day anniversary thereof until such failure is cured or, with respect to clause (iii) in the preceding sentence, no longer prevents the holders from freely disposing of their Registrable Securities, subject to an aggregate cap of 8% of the Investor's purchase price.
A copy of the Registration Rights Agreement is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Registration Rights Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement attached hereto.
Item 3.02 Unregistered Sales of Equity Securities.
The information set forth under Item 1.01 is incorporated herein by reference.
A copy of the legal opinion of Vinson & Elkins L.L.P. relating to the legality of the issuance and sale of the Securities in the Private Placement is filed herewith as Exhibit 5.1.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

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Exhibit No.	Description
4.1	Series A Warrant issued on June 26, 2019
4.2	Series B-1 Warrant issued on June 26, 2019
4.3	Series B-2 Warrant issued on June 26, 2019
4.4	Series C Warrant issued on June 26, 2019
4.5	Registration Rights Agreement, dated June 26, 2019, between comScore, Inc. and CVI Investments, Inc.
5.1	Opinion of Vinson & Elkins L.L.P.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSCORE, INC.

By:	/s/ Carol A. DiBattiste
Carol A. DiBattiste

General Counsel & Chief Compliance, Privacy and People Officer
Dated: June 26, 2019

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